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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         We, the undersigned directors and officers of CNB Corporation, do hereby constitute and appoint Robert E. Churchill, James C. Conboy, Jr. and Susan A. Eno , and each of them, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for us and in our name, place and stead, in any and all capacities, to sign a Form S-8 registration statement relating to 2004 Employee Stock Purchase Plan and any and all amendments and post-effective amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and we do hereby ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

  /s/ Robert E. Churchill
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Robert E. Churchill
Chairman, Chief Executive Officer and
Director
Dated: March 25, 2004

  /s/ Irene M. English
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Irene M. English
Treasurer
Dated: March 25, 2004

  /s/ James C. Conboy
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James C. Conboy
President, Chief Operating Officer and
Director
Dated: March 25, 2004

  /s/ John P. Ward
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John P. Ward
Secretary and Director
Dated: March 25, 2004

  /s/ Steven J. Baker
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Steven J. Baker
Director
Dated: March 25, 2004
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  /s/ Kathleen M. Darrow
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Kathleen M. Darrow
Director
Dated: March 25, 2004

  /s/ Thomas J. Ellenberger
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Thomas J. Ellenberger
Director
Dated: March 25, 2004

  /s/ Vincent J. Hillesheim
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Vincent J. Hillesheim
Director
Dated: March 25, 2004

  /s/ John L. Ormsbee
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John L. Ormsbee
Director
Dated: March 25, 2004

  /s/ Francis J. VanAntwerp, Jr.
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Francis J. VanAntwerp, Jr.
Director
Dated: March 25, 2004